                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 26, 2004


                              PLATO LEARNING, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                                  0-20842                        36-3660532
--------                                  -------                        ----------
(State or other jurisdiction     (Commission File Number)          (I.R.S. Employer
of incorporation)                                            Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                               55437
-------------------------------------------                               -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (952) 832-1000

                                 Not Applicable
                                 --------------
                        (Former name or former address if
                           changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit 99.1: Press Release dated February 26, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

We have reported our first quarter 2004 financial results. Our press release dated February 26, 2004 announcing the results is attached hereto as Exhibit 99.1.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on February 26, 2004.

                                             PLATO LEARNING, INC.

                                        By   /s/ Gregory J. Melsen
                                             ----------------------------------
                                             Gregory J. Melsen
                                             Vice President, Finance and
                                             Chief Financial Officer



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